                                   EXHIBIT B

              TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
              --------------------------------------------------
                            DURING THE LAST 60 DAYS
                            -----------------------

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Settlement                  For the               Price per
----------                  -------               ---------
  Date           By        Account of   Quantity     Share     Type of Trade   Broker
  ----           --        ----------   --------     -----     -------------   ------
======================================================================================
  12/01/97   Partners      BVF             95,000     $9.2500   Purchase        VECT
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  12/01/97   Partners      ILL10            5,000     $9.2500   Purchase        VECT
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  12/01/97   Partners      PAL             10,000     $9.2500   Purchase        VECT
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  12/01/97   Partners      BVF Ltd.        60,000     $9.2500   Purchase        VECT
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  12/15/97   Partners      BVF             25,000     $8.3750   Purchase        INET
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  12/15/97   Partners      ILL10            6,000     $8.3750   Purchase        INET
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  12/15/97   Partners      ZPG              5,000     $8.3750   Purchase        INET
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  12/15/97   Partners      BVF Ltd.        25,000     $8.3750   Purchase        INET
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  12/16/97   Partners      BVF             29,400     $8.3750   Purchase        INET
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  12/16/97   Partners      ILL10            5,000     $8.3750   Purchase        INET
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  12/16/97   Partners      PAL              3,000     $8.3750   Purchase        INET
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  12/16/97   Partners      BVF Ltd.        35,000     $8.3750   Purchase        INET
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  12/18/97   Partners      BVF              6,000     $8.2500   Purchase        COWN
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  12/18/97   Partners      ILL10            3,000     $8.2500   Purchase        COWN
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  12/18/97   Partners      PAL              2,000     $8.2500   Purchase        COWN
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  12/18/97   Partners      ZPG              2,000     $8.2500   Purchase        COWN
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  12/18/97   Partners      BVF Ltd.         7,000     $8.2500   Purchase        COWN
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  12/18/97   Partners      BVF              2,000     $8.2500   Purchase        INET
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  12/19/97   Partners      BVF             19,000     $8.2500   Purchase        INET
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  12/24/97   Partners      BVF              7,000     $8.2500   Purchase        INET
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  12/24/97   Partners      ILL10            2,000     $8.2500   Purchase        INET
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  12/24/97   Partners      ZPG              2,500     $8.2500   Purchase        INET
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  12/24/97   Partners      BVF Ltd.         5,000     $8.2500   Purchase        INET
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     VECT     =    Vector Securities
     INET     =    Instinet
     COWN     =    Cowen & Co.